SOUND SHORE FUND INC.

(the “Fund”)

Supplement dated January 27, 2022 to the Prospectus dated May 1, 2021

1.	In the section entitled Principal Investment Strategies on page 2 of the Fund’s Prospectus, the third paragraph is hereby deleted in its entirety and replaced with the following:

Risk Aversion — The Adviser’s focus and emphasis on companies selling at low absolute and relative P/E valuations provides risk control. The portfolio is oriented toward financially sound companies that have underperformed and have lost Wall Street’s attention due to low expectations. The Adviser analyzes risk on a company-by-company basis and establishes maximum position constraints in portfolio construction. The Adviser also considers governance as well as environmental and social factors as appropriate. While valuation, governance, environmental and social factors are analyzed, the evaluation of all key investment considerations is industry- and company-specific. Consequently, no one issue necessarily disqualifies a company from investment and no individual characteristic must be present prior to investment.

2.	In the section entitled Principal Investment Strategies beginning on page 8 of the Fund’s Prospectus, the fourth paragraph is hereby deleted in its entirety and replaced with the following:

Risk Aversion — The Adviser’s focus and emphasis on companies selling at low absolute and relative P/E valuations provides risk control. The portfolio is oriented toward financially sound companies that have underperformed and have lost Wall Street’s attention due to low expectations. The Adviser analyzes risk on a company-by-company basis and establishes maximum position constraints in portfolio construction. The Adviser also considers governance as well as environmental and social factors as appropriate. While valuation, governance, environmental and social factors are analyzed, the evaluation of all key investment considerations is industry- and company-specific. Consequently, no one issue necessarily disqualifies a company from investment and no individual characteristic must be present prior to investment.

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For more information, please contact a Fund customer service representative toll free at

1-800-551-1980.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE